Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER
Required by 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Annual Report of Immediatek, Inc. (the “Company”) on Form 10-KSB/A (Amendment No. 2) for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Darin Divinia, as Principal Executive Officer and Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 7, 2008

/s/ DARIN DIVINIA

Darin Divinia
Chief Executive Officer